UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-09375
                                   811-09633

Name of Fund: BlackRock Global Financial Services Fund, Inc.
              Global Financial Services Master Trust

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 09/30/06

Date of reporting period: 10/01/05 - 09/30/06

Item 1 - Report to Stockholders

ALTERNATIVES   BLACKROCK SOLUTIONS   EQUITIES
FIXED INCOME   LIQUIDITY             REAL ESTATE

BlackRock Global Financial                                             BLACKROCK
Services Fund, Inc.

ANNUAL REPORT | SEPTEMBER 30, 2006

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Global Financial Services Fund, Inc.

Worldwide Investments of Global Financial Services Portfolio as of September 30, 2006

                                                                      Percent of
Ten Largest Equity Holdings                                           Net Assets
--------------------------------------------------------------------------------
Bank of America Corp. ...............................................     6.0%
Citigroup, Inc. .....................................................     5.5
JPMorgan Chase & Co. ................................................     5.1
American International Group, Inc. ..................................     5.0
ACE Ltd. ............................................................     4.2
Wachovia Corp. ......................................................     4.0
American Home Mortgage Investment Corp. .............................     3.7
RenaissanceRe Holdings Ltd. .........................................     3.5
Meritz Fire & Marine Insurance Co., Ltd. ............................     2.8
Hartford Financial Services Group, Inc. .............................     2.8
--------------------------------------------------------------------------------

Geographic Allocation                                                 Percent of
by Country                                                     Total Investments
--------------------------------------------------------------------------------
United States .......................................................    41.8%
South Korea .........................................................    15.4
United Kingdom ......................................................     6.7
Japan ...............................................................     4.7
Cayman Islands ......................................................     3.9
Bermuda .............................................................     3.8
Hong Kong ...........................................................     3.7
Switzerland .........................................................     1.0
Denmark .............................................................     0.9
Belgium .............................................................     0.7
Germany .............................................................     0.7
Indonesia ...........................................................     0.7
China ...............................................................     0.6
Ireland .............................................................     0.6
Turkey ..............................................................     0.4
Egypt ...............................................................     0.2
Netherlands .........................................................     0.2
Spain ...............................................................      --*
Other** .............................................................    14.0
--------------------------------------------------------------------------------
*     Holdings are less than 0.1%.
**    Includes portfolio holdings in short-term investments and options.

Industries Represented in                                            Percent of
the Portfolio                                                        Net Assets*
--------------------------------------------------------------------------------
Insurance ...........................................................    27.7%
Commercial Banks ....................................................    17.6
Diversified Financial Services ......................................    17.5
Real Estate Investment Trusts (REITs) ...............................     7.5
Real Estate Management & Development ................................     6.4
Consumer Finance ....................................................     5.0
Capital Markets .....................................................     4.7
Thrifts & Mortgage Finance ..........................................     3.1
Household Durables ..................................................     1.4
Other** .............................................................    14.8
--------------------------------------------------------------------------------
*     Total may not equal 100%.
**    Includes portfolio holdings in short-term investments and options.

      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

Proxy Results

During the six-month period ended September 30, 2006, BlackRock Global Financial Services Fund, Inc.'s shareholders voted on the following proposals. Proposals 1 and 3 were approved at a shareholders' meeting on August 15, 2006. A description of the proposals and number of shares voted were as follows:

-------------------------------------------------------------------------------------------------------
                                                       Shares Voted      Shares Voted      Shares Voted
                                                            For             Against          Abstain
-------------------------------------------------------------------------------------------------------
1. To approve a new investment advisory agreement
   with BlackRock Advisors, Inc.                         4,639,014          116,498           85,842
-------------------------------------------------------------------------------------------------------
3. To approve a contingent subadvisory agreement
   with BlackRock Advisors, Inc.                         4,693,559           57,235           90,560
-------------------------------------------------------------------------------------------------------


2     BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

A Letter to Shareholders

Dear Shareholder

It is my pleasure to welcome you to BlackRock.

On September 29, 2006, BlackRock, Inc. ("BlackRock") and Merrill Lynch Investment Managers, L.P. ("MLIM") united to form one of the largest asset management firms in the world. Now with more than $1 trillion in assets under management, over 4,000 employees in 18 countries and representation in key markets worldwide, BlackRock's global presence means greater depth and scale to serve you.

The new BlackRock unites some of the finest money managers in the industry. Our ranks include more than 500 investment professionals globally -- portfolio managers, research analysts, risk management professionals and traders. With offices strategically located around the world, our investment professionals have in-depth local knowledge and the ability to leverage our global presence and robust infrastructure to deliver focused investment solutions. BlackRock's professional investors are supported by disciplined investment processes and best-in-class technology, ensuring that our portfolio managers are well equipped to research, uncover and capitalize on the opportunities the world's markets have to offer.

The BlackRock culture emphasizes excellence, teamwork and integrity in the management of a variety of equity, fixed income, cash management, alternative investment and real estate products. Our firm's core philosophy is grounded in the belief that experienced investment and risk professionals using disciplined investment processes and sophisticated analytical tools can consistently add value to client portfolios.

As you probably are aware, most former MLIM investment products now carry the "BlackRock" name. This is reflected in newspapers and online fund reporting resources. Your account statements, as of the October month-end reporting period, also reflect the BlackRock name. Unless otherwise communicated to you, your funds maintain the same investment objectives that they did prior to the combination of MLIM and BlackRock. Importantly, this union does not affect your brokerage account or your relationship with your financial advisor. Clients of Merrill Lynch remain clients of Merrill Lynch.

We view this combination of asset management leaders as a complementary union that reinforces our commitment to shareholders. Individually, each firm made investment performance its single most important mission. Together, we are even better prepared to capitalize on market opportunities on behalf of our shareholders. Our focus on investment excellence is accompanied by an unwavering commitment to service, enabling us to assist clients, in cooperation with their financial professionals, in working toward their investment goals. We thank you for allowing us the opportunity, and we look forward to serving your investment needs in the months and years ahead as the new BlackRock.

                                                         Sincerely,


                                                         /s/ Robert C. Doll, Jr.

                                                         Robert C. Doll, Jr.
                                                         Vice Chairman
                                                         BlackRock, Inc.

Data, including assets under management, are as of June 30, 2006.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006       3

A Discussion With Your Fund's Portfolio Manager

      The Fund was repositioned late in the fiscal year to reduce risk and bring sector exposures closer in line with the MSCI World Financials Index.

How did the Fund perform during the fiscal year in light of the existing market conditions?

For the 12-month period ended September 30, 2006, BlackRock Global Financial Services Fund, Inc.'s (formerly Merrill Lynch Global Financial Services Fund, Inc.) Class A, Class B, Class C, Class I and Class R Shares had total returns of +15.17%, +14.23%, +14.35%, +15.48% and +14.90%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 - 7 of this report to shareholders.) The Fund's results were competitive with the +14.18% return of the Morgan Stanley Capital International (MSCI) World Index, but lagged the +23.27% return of the MSCI World Financials Index for the 12-month period.

For most of the fiscal year, the Fund was much less diversified than its MSCI World Financials Index benchmark. Prior to a change in portfolio management in August, the Fund had little or no representation in large U.S., European and Japanese banks and insurers. Conversely, there were large concentrations in U.S. mortgage banks, particularly in the sub-prime sector, and in South Korean financial companies, which tend to be volatile. The Fund's performance in the first 11 months of the fiscal year was below that of the benchmark, as U.S. mortgage banking stocks dropped precipitously amid concerns regarding a flat to inverted Treasury yield curve, a potential "housing bubble" and more aggressive marketing of interest-only and option adjustable rate mortgages. Investments in housing stocks detracted from Fund results during this time, as the use of call options in these sectors magnified losses in U.S. residential real estate-related stocks. Also during the past year, South Korean bank and insurance stocks that had been hugely successful investments during the 2004-2005 period gave back some of their gains; and, as mentioned in the semi-annual report to shareholders, a significant investment in troubled Bermuda-based reinsurer PXRE Group detracted meaningfully from performance.

Still, the Fund provided positive returns for the year. The insurance sector, excluding PXRE, added more than 500 basis points (5%) to performance relative to the MSCI World Financials Index, with South Korean insurance companies contributing over one-half of the outperformance. On an absolute basis, the insurance sector contributed 6% to performance, despite a 282 basis point drag from PXRE. The commercial banking sector added 5% to absolute returns for the year, led by South Korean banks. Finally, call options on Goldman Sachs contributed more than 2% to the Fund's fiscal year performance.

In mid-August, nearly 40% of the Fund was tied to the U.S. housing market via its investments in household durables, thrifts & mortgage finance, and real estate investment trusts (REITs). Since that time, we repositioned the portfolio with the goal of reducing risk, particularly in those subsectors that had negatively influenced performance. The heavy exposure to call options, as well as positions in real estate-related and mortgage finance companies, was trimmed significantly. This shift helped the Fund to generate positive results and outperformance relative to the MSCI World Financials benchmark in the final month of the fiscal year. In September, the portfolio's insurance holdings generated positive results, driven largely by strong appreciation in the shares of RenaissanceRe Holdings Ltd. and Meritz Fire & Marine Insurance Co. Ltd. Capital markets also performed well during this time, with strong results from Goldman Sachs, in particular, and Bear Stearns. Recently purchased shares of large cap diversified financials and insurance companies also enhanced performance late in the fiscal period.

What changes were made to the portfolio during the period?

Upon assuming management responsibility for the Fund in mid-August, we began repositioning the portfolio with an eye toward enhanced diversification and risk reduction. This involved moving into larger cap stocks and increasing exposure to the diversified financial services, commercial banks, consumer finance and insurance subsectors, while significantly reducing exposure to real estate, thrifts & mortgage finance, mortgage REITs and emerging markets. In light of the weakening U.S. housing market, we sold investments in homebuilders such as Toll Brothers, Inc., Pulte Homes, Inc. and KB HOME, among others. Proceeds were reinvested primarily in large cap diversified financial services and insurance stocks.

Diversified financials now represent 17% of the portfolio's net assets, more in line with the benchmark weighting, and include new positions in Citigroup, Inc., JPMorgan Chase & Co. and Bank of America Corp. Additionally, we initiated positions in American International Group, Inc., The Allstate


4     BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Corp., Hartford Financial Services Group, Inc. and Prudential Financial, Inc., thereby establishing an overweight position in the insurance industry. Other changes included the unwinding of a number of options positions that we felt were no longer adding value, primarily in the housing and mortgage REIT sectors.

From a geographic standpoint, our strategy was little changed, aside from an increased weighting in the United States. The overweight position in South Korean banks and insurance companies, while reduced, remains significant, as we continue to see value in their combination of high profitability, high growth and relatively low valuations. The valuations and business prospects of these companies remain more attractive than most alternatives in both developed and emerging markets.

How would you characterize the portfolio's position at the close of the period?

We believe that, on a global basis, real economic growth will continue to be relatively healthy. The Fund continues to have a heavy concentration in insurance and emerging markets stocks, especially in South Korea. We believe these groups may do well in the next few months. We are cautious about the outlook for more interest-rate-sensitive subsectors and have scaled back exposure to such names.

The Fund's commitment to stocks outside of the financial sector has been significantly reduced. Conversely, attractively valued large cap, diversified financials, including those with significant capital markets businesses, have been added to the portfolio, as we believe they are undervalued and offer above-average dividend yields. We believe their exposure to capital markets business leaves them less vulnerable to ongoing concerns about the direction of U.S. interest rates.

Finally, in our view, larger-cap financial stocks appear undervalued and more attractive than their small to mid-cap counterparts and, as such, should experience good earnings growth and expansion going forward.

Jacob L. Silady
Portfolio Manager

October 13, 2006

--------------------------------------------------------------------------------
Effective August 15, 2006, Portfolio Manager Jacob (Jack) Silady assumed responsibility for the day-to-day management of the Fund's portfolio and the selection of its investments. Mr. Silady has been a Vice President and research analyst on the U.S. Active Large Cap Value team responsible for covering the financial, telecommunications and utility sectors with BlackRock, Inc. since 2006 and previously was a Vice President and research analyst on the Merrill Lynch Investment Managers (MLIM) U.S. Active Large Cap Value team since 2004. Prior to that, he was a research analyst with MLIM covering the financial sector since 2001.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Effective October 2, 2006, the Fund's Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares remain the same.
--------------------------------------------------------------------------------


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006       5

Performance Data

About Fund Performance

The Fund has multiple classes of shares:

o Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and an account maintenance fee of 0.25% per year (but no distribution fee).

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% declining to 0% after six years. In addition, Class B Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. These shares automatically convert to Class A Shares after approximately eight years. (There is no initial sales charge for automatic share conversions.) All returns for periods greater than eight years reflect this conversion.

o Class C Shares are subject to a distribution fee of 0.75% per year and an account maintenance fee of 0.25% per year. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares are not subject to any front-end sales charge. Class I Shares bear no ongoing distribution or account maintenance fees and are available only to eligible investors.

o Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% per year and an account maintenance fee of 0.25% per year. Class R Shares are available only to certain retirement plans. Prior to inception, Class R Share performance results are those of the Class I Shares (which have no distribution or account maintenance fees) restated for Class R Share fees.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the ex-dividend date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results

                                    6-Month         12-Month     Since Inception
As of September 30, 2006          Total Return    Total Return     Total Return
================================================================================
Class A Shares*                       -7.86%          +15.17%         +152.67%
--------------------------------------------------------------------------------
Class B Shares*                       -8.22           +14.23          +139.63
--------------------------------------------------------------------------------
Class C Shares*                       -8.20           +14.35          +139.64
--------------------------------------------------------------------------------
Class I Shares*                       -7.76           +15.48          +157.03
--------------------------------------------------------------------------------
Class R Shares*                       -7.94           +14.90          +149.82
--------------------------------------------------------------------------------
MSCI World Index**                    +3.93           +14.18          + 13.55
--------------------------------------------------------------------------------
MSCI World Financial Index***         +6.16           +23.27          + 60.58
--------------------------------------------------------------------------------
* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. Since inception total return is from 11/26/99.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Since inception total return is from 11/26/99.
*** This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment and real estate including REITs. Since inception total return is from 11/30/99.


6     BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Performance Data (concluded)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's Class A, Class B, Class C, Class I and Class R Shares compared to growth of an investment in the MSCI World Index and the MSCI World Financial Index. Values are from November 26, 1999 to September 2006:

                                                                                                                          MSCI World
                                                                                                             MSCI World    Financial
            Class A Shares*+   Class B Shares*+   Class C Shares*+     Class I Shares*+   Class R Shares*+      Index++     Index+++
11/26/99**           $ 9,475            $10,000            $10,000              $10,000            $10,000      $10,000      $10,000
9/00                 $11,616            $12,180            $12,180              $12,290            $12,239      $ 9,806      $10,742
9/01                 $10,511            $10,936            $10,936              $11,140            $11,039      $ 7,046      $ 8,695
9/02                 $ 9,444            $ 9,752            $ 9,751              $10,043            $ 9,901      $ 5,695      $ 7,157
9/03                 $13,112            $13,429            $13,428              $13,969            $13,778      $ 7,141      $ 9,302
9/04                 $16,357            $16,637            $16,628              $17,474            $17,155      $ 8,362      $11,081
9/05                 $20,787            $20,977            $20,956              $22,257            $21,743      $ 9,945      $13,027
9/06                 $23,940            $23,963            $23,964              $25,703            $24,982      $11,355      $16,058

* Assuming maximum sales charge, if any, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ The Fund invests primarily in a portfolio of common stocks of financial services companies that Fund management believes have the potential to increase in value.
++ This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States.
+++ This Index is comprised of the constituents of the MSCI World Index that are classified into the financial sector. This sector contains companies involved in activities such as banking, mortgage finance, consumer finance, specialized finance, investment banking and brokerage, asset management and custody, corporate lending, insurance, financial investment and real estate including REITs. The starting date for the Index in the Class A, Class B, Class C, Class I and Class R Shares' graph is 11/30/99.

      Past performance is not indicative of future results.

Average Annual Total Return

--------------------------------------------------------------------------------
                                                  Return Without  Return With
                                                   Sales Charge   Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 9/30/06                                +15.17%        + 9.12%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                              +17.89         +16.63
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/06                  +14.50         +13.60
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Return         Return
                                                   Without CDSC    With CDSC+++
================================================================================
Class B Shares+
================================================================================
One Year Ended 9/30/06                                +14.23%        +10.23%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                              +16.99         +16.77
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/06                  +13.61         +13.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      Return         Return
                                                   Without CDSC    With CDSC+++
================================================================================
Class C Shares++
================================================================================
One Year Ended 9/30/06                                +14.35%        +13.35%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                              +16.99         +16.99
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/06                  +13.62         +13.62
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class I Shares                                                       Return
================================================================================
One Year Ended 9/30/06                                               +15.48%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                                             +18.20
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/06                                 +14.78
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class R Shares                                                       Return
================================================================================
One Year Ended 9/30/06                                               +14.90%
--------------------------------------------------------------------------------
Five Years Ended 9/30/06                                             +17.75
--------------------------------------------------------------------------------
Inception (11/26/99) through 9/30/06                                 +14.31
--------------------------------------------------------------------------------
*     Maximum sales charge is 5.25%.
**    Assuming maximum sales charge.
+ Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
++ Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
+++   Assuming payment of applicable contingent deferred sales charge.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006       7

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and
(b) operating expenses, including advisory fees, distribution fees including 12b-1 fees, and other Fund expenses. The following example (which is based on a hypothetical investment of $1,000 invested on April 1, 2006 and held through September 30, 2006) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders' ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                     Expenses Paid
                                                             Beginning            Ending           During the Period*
                                                           Account Value       Account Value        April 1, 2006 to
                                                           April 1, 2006     September 30, 2006    September 30, 2006
=====================================================================================================================
Actual
=====================================================================================================================
Class A                                                      $   1,000            $  921.40            $    7.52
---------------------------------------------------------------------------------------------------------------------
Class B                                                      $   1,000            $  917.80            $   11.14
---------------------------------------------------------------------------------------------------------------------
Class C                                                      $   1,000            $  918.00            $   11.19
---------------------------------------------------------------------------------------------------------------------
Class I                                                      $   1,000            $  922.40            $    6.23
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000            $  920.60            $    8.76
=====================================================================================================================
Hypothetical (5% annual return before expenses)**
=====================================================================================================================
Class A                                                      $   1,000            $1,017.07            $    7.90
---------------------------------------------------------------------------------------------------------------------
Class B                                                      $   1,000            $1,013.28            $   11.70
---------------------------------------------------------------------------------------------------------------------
Class C                                                      $   1,000            $1,013.23            $   11.75
---------------------------------------------------------------------------------------------------------------------
Class I                                                      $   1,000            $1,018.42            $    6.54
---------------------------------------------------------------------------------------------------------------------
Class R                                                      $   1,000            $1,015.78            $    9.20
---------------------------------------------------------------------------------------------------------------------

* For each class of the Fund, expenses are equal to the annualized expense ratio for the class (1.57% for Class A, 2.33% for Class B, 2.34% for Class C, 1.30% for Class I and 1.83% for Class R), multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period shown). Because the Fund is a feeder fund, the expense table example reflects the expenses of both the feeder fund and the master portfolio in which it invests.
** Hypothetical 5% annual return before expenses is calculated by pro-rating the number of days in the most recent fiscal half year divided by 365.


8     BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Statement of Assets and Liabilities
                                  BlackRock Global Financial Services Fund, Inc.

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Investment in Global Financial Services Portfolio (the "Portfolio"), at value
              (identified cost--$69,832,943) ...................................................                      $  96,601,019
             Prepaid expenses ..................................................................                             59,994
                                                                                                                      -------------
             Total assets ......................................................................                         96,661,013
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
             Payables:
                Distributor ....................................................................    $      45,522
                Other affiliates ...............................................................           31,925
                Administrative fees ............................................................           27,423           104,870
                                                                                                    -------------
             Accrued expenses ..................................................................                              9,028
                                                                                                                      -------------
             Total liabilities .................................................................                            113,898
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Net assets ........................................................................                      $  96,547,115
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of*
-----------------------------------------------------------------------------------------------------------------------------------
             Class A Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                      $     152,184
             Class B Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                            176,489
             Class C Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                            141,964
             Class I Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                            111,993
             Class R Shares of Common Stock, $.10 par value, 100,000,000 shares authorized .....                             34,204
             Paid-in capital in excess of par ..................................................                         66,939,094
             Undistributed investment income--net ..............................................    $   1,965,219
             Undistributed realized capital gains allocated from the Portfolio--net ............          257,892
             Unrealized appreciation allocated from the Portfolio--net .........................       26,768,076
                                                                                                    -------------
             Total accumulated earnings--net ...................................................                         28,991,187
                                                                                                                      -------------
             Net Assets ........................................................................                      $  96,547,115
                                                                                                                      =============
===================================================================================================================================
Net Asset Value*
-----------------------------------------------------------------------------------------------------------------------------------
             Class A--Based on net assets of $24,077,793 and 1,521,842 shares outstanding ......                      $       15.82
                                                                                                                      =============
             Class B--Based on net assets of $27,396,649 and 1,764,893 shares outstanding ......                      $       15.52
                                                                                                                      =============
             Class C--Based on net assets of $21,915,436 and 1,419,639 shares outstanding ......                      $       15.44
                                                                                                                      =============
             Class I--Based on net assets of $17,843,013 and 1,119,931 shares outstanding ......                      $       15.93
                                                                                                                      =============
             Class R--Based on net assets of $5,314,224 and 342,038 shares outstanding .........                      $       15.54
                                                                                                                      =============

* Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006       9

Statement of Operations           BlackRock Global Financial Services Fund, Inc.

For the Year Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
             Investment income allocated from the Portfolio:
                Dividends ......................................................................                      $   5,323,975
                Securities lending--net ........................................................                             77,945
                Interest from affiliates .......................................................                             50,940
                Expenses .......................................................................                           (842,278)
                                                                                                                      -------------
             Total income ......................................................................                          4,610,582
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
             Administration fees ...............................................................    $     444,830
             Account maintenance and distribution fees--Class B* ...............................          313,459
             Account maintenance and distribution fees--Class C* ...............................          206,991
             Transfer agent fees--Class I* .....................................................           69,639
             Printing and shareholder reports ..................................................           60,669
             Registration fees .................................................................           58,906
             Account maintenance fees--Class A* ................................................           51,257
             Transfer agent fees--Class B* .....................................................           48,709
             Transfer agent fees--Class C* .....................................................           33,847
             Transfer agent fees--Class A* .....................................................           29,211
             Professional fees .................................................................           29,081
             Account maintenance and distribution fees--Class R ................................           19,235
             Transfer agent fees--Class R ......................................................            5,575
             Other .............................................................................           16,088
                                                                                                    -------------
             Total expenses ....................................................................                          1,387,497
                                                                                                                      -------------
             Investment income--net ............................................................                          3,223,085
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) Allocated from the Portfolio--Net
-----------------------------------------------------------------------------------------------------------------------------------
             Realized gain (loss) on:
                Investments--net ...............................................................        4,099,578
                Foreign currency transactions--net .............................................         (121,518)        3,978,060
                                                                                                    -------------
             Change in unrealized appreciation/depreciation on:
                Investments--net ...............................................................        5,765,586
                Foreign currency transactions--net .............................................            7,234         5,772,820
                                                                                                    -------------------------------
             Total realized and unrealized gain--net ...........................................                          9,750,880
                                                                                                                      -------------
             Net Increase in Net Assets Resulting from Operations ..............................                      $  12,973,965
                                                                                                                      =============

* Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


10    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Statements of Changes in Net Assets
                                  BlackRock Global Financial Services Fund, Inc.

                                                                                                          For the Year Ended
                                                                                                             September 30,
                                                                                                    -------------------------------
Increase (Decrease) in Net Assets:                                                                       2006              2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
             Investment income--net ............................................................    $   3,223,085     $   1,664,042
             Realized gain--net ................................................................        3,978,060         9,131,002
             Change in unrealized appreciation/depreciation--net ...............................        5,772,820         8,022,831
                                                                                                    -------------------------------
             Net increase in net assets resulting from operations ..............................       12,973,965        18,817,875
                                                                                                    -------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders**
-----------------------------------------------------------------------------------------------------------------------------------
             Investment income--net:
                Class A ........................................................................         (323,686)          (81,274)
                Class B ........................................................................         (424,641)         (113,482)
                Class C ........................................................................         (233,824)          (82,807)
                Class I ........................................................................       (1,223,262)         (137,854)
                Class R ........................................................................          (44,595)           (6,964)
             Realized gain--net:
                Class A ........................................................................       (1,455,871)       (1,108,185)
                Class B ........................................................................       (3,145,740)       (4,533,317)
                Class C ........................................................................       (1,689,548)       (2,386,248)
                Class I ........................................................................       (5,111,324)       (1,566,016)
                Class R ........................................................................         (221,591)          (91,305)
                                                                                                    -------------------------------
             Net decrease in net assets resulting from dividends and distributions
              to shareholders ..................................................................      (13,874,082)      (10,107,452)
                                                                                                    -------------------------------
===================================================================================================================================
Capital Share Transactions
-----------------------------------------------------------------------------------------------------------------------------------
             Net increase (decrease) in net assets derived from capital share transactions .....      (10,473,381)       28,473,224
                                                                                                    -------------------------------
===================================================================================================================================
Redemption Fee
-----------------------------------------------------------------------------------------------------------------------------------
             Redemption fee ....................................................................           15,349             1,167
                                                                                                    -------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
             Total increase (decrease) in net assets ...........................................      (11,358,149)       37,184,814
             Beginning of year .................................................................      107,905,264        70,720,450
                                                                                                    -------------------------------
             End of year* ......................................................................    $  96,547,115     $ 107,905,264
                                                                                                    ===============================
                * Undistributed investment income--net .........................................    $   1,965,219     $   1,556,189
                                                                                                    ===============================

** Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      11

Financial Highlights              BlackRock Global Financial Services Fund, Inc.

                                                                                       Class A@
The following per share data                         --------------------------------------------------------------------------
and ratios have been derived                                               For the Year Ended September 30,
from information provided in                         --------------------------------------------------------------------------
the financial statements.                              2006             2005             2004             2003            2002
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $ 15.45          $ 14.06          $ 12.71          $  9.43         $ 10.87
                                                     --------------------------------------------------------------------------
Investment income (loss)--net** .................        .44              .27              .17              .06             .02
Realized and unrealized gain (loss)--net ........       1.90++           3.29++           2.76++           3.53           (1.07)
                                                     --------------------------------------------------------------------------
Total from investment operations ................       2.34             3.56             2.93             3.59           (1.05)
                                                     --------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................       (.36)            (.15)              --               --              --
   Realized gain--net ...........................      (1.61)           (2.02)           (1.58)            (.31)           (.39)
                                                     --------------------------------------------------------------------------
Total dividends and distributions ...............      (1.97)           (2.17)           (1.58)            (.31)           (.39)
                                                     --------------------------------------------------------------------------
Net asset value, end of year ....................    $ 15.82          $ 15.45          $ 14.06          $ 12.71         $  9.43
                                                     ==========================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............      15.17%           27.08%           24.75%           38.83%         (10.15%)
                                                     ==========================================================================
===============================================================================================================================
Ratios to Average Net Assets+
-------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................       1.54%            1.62%            1.78%            1.86%           1.76%
                                                     ==========================================================================
Investment income (loss)--net ...................       2.66%            1.87%            1.21%             .59%            .17%
                                                     ==========================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $24,078          $10,040          $ 8,684          $ 7,800         $ 5,520
                                                     ==========================================================================
Portfolio turnover of the Portfolio .............      79.29%           80.05%          115.38%          205.93%         144.60%
                                                     ==========================================================================

                                                                                       Class B@
The following per share data                         --------------------------------------------------------------------------
and ratios have been derived                                               For the Year Ended September 30,
from information provided in                         --------------------------------------------------------------------------
the financial statements.                              2006             2005             2004             2003            2002
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $ 15.18          $ 13.86          $ 12.51          $  9.36         $ 10.78
                                                     --------------------------------------------------------------------------
Investment income (loss)--net** .................        .33              .16              .06             (.03)           (.07)
Realized and unrealized gain (loss)--net ........       1.84++           3.23++           2.74++           3.49           (1.06)
                                                     --------------------------------------------------------------------------
Total from investment operations ................       2.17             3.39             2.80             3.46           (1.13)
                                                     --------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................       (.22)            (.05)              --               --              --
   Realized gain--net ...........................      (1.61)           (2.02)           (1.45)            (.31)           (.29)
                                                     --------------------------------------------------------------------------
Total dividends and distributions ...............      (1.83)           (2.07)           (1.45)            (.31)           (.29)
                                                     --------------------------------------------------------------------------
Net asset value, end of year ....................    $ 15.52          $ 15.18          $ 13.86          $ 12.51         $  9.36
                                                     ==========================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............      14.23%           26.08%           23.89%           37.71%         (10.83%)
                                                     ==========================================================================
===============================================================================================================================
Ratios to Average Net Assets+
-------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................       2.30%            2.39%            2.55%            2.64%           2.53%
                                                     ==========================================================================
Investment income (loss)--net ...................       2.08%            1.09%             .46%            (.24%)          (.60%)
                                                     ==========================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $27,397          $31,126          $33,733          $37,202         $36,476
                                                     ==========================================================================
Portfolio turnover of the Portfolio .............      79.29%           80.05%          115.38%          205.93%         144.60%
                                                     ==========================================================================

*     Total investment returns exclude the effects of sales charges.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Includes a redemption fee, which is less than $.01 per share.
@ Effective October 2, 2006, Class A and Class B Shares were redesignated Investor A and Investor B Shares, respectively.

      See Notes to Financial Statements.


12    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Financial Highlights (continued)  BlackRock Global Financial Services Fund, Inc.

                                                                                       Class C@
The following per share data                         --------------------------------------------------------------------------
and ratios have been derived                                               For the Year Ended September 30,
from information provided in                         --------------------------------------------------------------------------
the financial statements.                              2006             2005             2004             2003            2002
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $ 15.10          $ 13.82          $ 12.51          $  9.36         $ 10.78
                                                     --------------------------------------------------------------------------
Investment income (loss)--net** .................        .30              .16              .07             (.02)           (.07)
Realized and unrealized gain (loss)--net ........       1.87++           3.21++           2.72++           3.48           (1.06)
                                                     --------------------------------------------------------------------------
Total from investment operations ................       2.17             3.37             2.79             3.46           (1.13)
                                                     --------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................       (.22)            (.07)              --               --              --
   Realized gain--net ...........................      (1.61)           (2.02)           (1.48)            (.31)           (.29)
                                                     --------------------------------------------------------------------------
Total dividends and distributions ...............      (1.83)           (2.09)           (1.48)            (.31)           (.29)
                                                     --------------------------------------------------------------------------
Net asset value, end of year ....................    $ 15.44          $ 15.10          $ 13.82          $ 12.51         $  9.36
                                                     ==========================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............      14.35%           26.02%           23.83%           37.71%         (10.84%)
                                                     ==========================================================================
===============================================================================================================================
Ratios to Average Net Assets+
-------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................       2.31%            2.40%            2.56%            2.64%           2.55%
                                                     ==========================================================================
Investment income (loss)--net ...................       1.91%            1.10%             .48%            (.22%)          (.61%)
                                                     ==========================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $21,915          $15,087          $16,714          $13,762         $ 9,666
                                                     ==========================================================================
Portfolio turnover of the Portfolio .............      79.29%           80.05%          115.38%          205.93%         144.60%
                                                     ==========================================================================

                                                                                       Class I@
The following per share data                         --------------------------------------------------------------------------
and ratios have been derived                                               For the Year Ended September 30,
from information provided in                         --------------------------------------------------------------------------
the financial statements.                              2006             2005             2004             2003            2002
===============================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year ..............    $ 15.53          $ 14.12          $ 12.76          $  9.45         $ 10.89
                                                     --------------------------------------------------------------------------
Investment income (loss)--net** .................        .50              .44              .20              .09             .05
Realized and unrealized gain (loss)--net ........       1.89++           3.17++           2.78++           3.53           (1.07)
                                                     --------------------------------------------------------------------------
Total from investment operations ................       2.39             3.61             2.98             3.62           (1.02)
                                                     --------------------------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................       (.38)            (.18)              --               --              --
   Realized gain--net ...........................      (1.61)           (2.02)           (1.62)            (.31)           (.42)
                                                     --------------------------------------------------------------------------
Total dividends and distributions ...............      (1.99)           (2.20)           (1.62)            (.31)           (.42)
                                                     --------------------------------------------------------------------------
Net asset value, end of year ....................    $ 15.93          $ 15.53          $ 14.12          $ 12.76         $  9.45
                                                     ==========================================================================
===============================================================================================================================
Total Investment Return*
-------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............      15.48%           27.37%           25.09%           39.10%          (9.85%)
                                                     ==========================================================================
===============================================================================================================================
Ratios to Average Net Assets+
-------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................       1.27%            1.32%            1.53%            1.60%           1.51%
                                                     ==========================================================================
Investment income (loss)--net ...................       3.05%            2.93%            1.46%             .81%            .43%
                                                     ==========================================================================
===============================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (in thousands) ..........    $17,843          $49,612          $11,034          $11,325         $ 8,641
                                                     ==========================================================================
Portfolio turnover of the Portfolio .............      79.29%           80.05%          115.38%          205.93%         144.60%
                                                     ==========================================================================

* Total investment returns exclude the effects of sales charges. Effective December 28, 2005, Class I Shares are no longer subject to any front-end sales charge.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Includes a redemption fee, which is less than $.01 per share.
@ Effective October 2, 2006, Class C and Class I Shares were redesignated Investor C and Institutional Shares, respectively.

      See Notes to Financial Statements.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      13

Financial Highlights (concluded)  BlackRock Global Financial Services Fund, Inc.

                                                                                                  Class R
                                                                        ----------------------------------------------------------
                                                                                                                        For the
                                                                                    For the Year Ended                  Period
                                                                                        September 30,               Jan. 3, 2003@@
                                                                        -----------------------------------------     to Sept. 30,
The following per share data and ratios have been derived                 2006             2005            2004           2003
from information provided in the financial statements.                  ----------------------------------------------------------
==================================================================================================================================
Per Share Operating Performance
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period ............................       $ 15.21          $ 13.91          $ 12.62          $ 10.16
                                                                        ----------------------------------------------------------
Investment income--net** ........................................           .36              .29              .14              .04
Realized and unrealized gain--net ...............................          1.90++           3.18++           2.74++           2.42
                                                                        ----------------------------------------------------------
Total from investment operations ................................          2.26             3.47             2.88             2.46
                                                                        ----------------------------------------------------------
Less dividends and distributions:
   Investment income--net .......................................          (.32)            (.15)              --               --
   Realized gain--net ...........................................         (1.61)           (2.02)           (1.59)              --
                                                                        ----------------------------------------------------------
Total dividends and distributions ...............................         (1.93)           (2.17)           (1.59)              --
                                                                        ----------------------------------------------------------
Net asset value, end of period ..................................       $ 15.54          $ 15.21          $ 13.91          $ 12.62
                                                                        ==========================================================
==================================================================================================================================
Total Investment Return
----------------------------------------------------------------------------------------------------------------------------------
Based on net asset value per share ..............................         14.90%           26.74%           24.51%           24.21%@
                                                                        ==========================================================
==================================================================================================================================
Ratios to Average Net Assets+
----------------------------------------------------------------------------------------------------------------------------------
Expenses ........................................................          1.80%            1.83%            2.11%            2.17%*
                                                                        ==========================================================
Investment income--net ..........................................          2.22%            2.02%             .99%             .45%*
                                                                        ==========================================================
==================================================================================================================================
Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (in thousands) ........................       $ 5,314          $ 2,040          $   555          $    49
                                                                        ==========================================================
Portfolio turnover of the Portfolio .............................         79.29%           80.05%          115.38%          205.93%
                                                                        ==========================================================

*     Annualized.
**    Based on average shares outstanding.
+ Includes the Fund's share of the Portfolio's allocated expenses and/or investment income--net.
++    Includes a redemption fee, which is less than $.01 per share.
@     Aggregate total investment return.
@@    Commencement of operations.

      See Notes to Financial Statements.


14    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Notes to Financial Statements     BlackRock Global Financial Services Fund, Inc.

1. Significant Accounting Policies:

On September 29, 2006, Merrill Lynch Global Financial Services Fund, Inc. was renamed BlackRock Global Financial Services Fund, Inc. (the "Fund"). The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified mutual fund. The Fund seeks to achieve its investment objective by investing all of its assets in Global Financial Services Portfolio (the "Portfolio"), of Global Financial Services Master Trust, which has the same investment objective and strategies as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interests in the net assets of the Portfolio. The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The percentage of the Portfolio owned by the Fund at September 30, 2006 was 100%. The Fund offers multiple classes of shares. Class A Shares are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class I Shares are sold only to certain eligible investors. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures (except that Class B shareholders may vote on certain changes to the Class A distribution plan). Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares were not redesignated. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- The Fund records its investment in the Portfolio at fair value. Valuation of securities held by the Portfolio is discussed in
Note 1(a) of the Portfolio's Notes to Financial Statements, which are included elsewhere in this report.

(b) Investment income and expenses -- The Fund records daily its proportionate share of the Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

(e) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions -- Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(g) Investment transactions -- Investment transactions in the Portfolio are accounted for on a trade date basis.

(h) Reclassification -- U.S. generally accepted accounting principles require than certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $564,047 has been reclassified between undistributed net investment income and accumulated net realized capital losses allocated from the portfolio as a result of permanent differences attributable to foreign currency transactions, the reclassification of distributions, the classification of investments and the characterization of expenses. This reclassification has no effect on net assets or net asset values per share.

2. Transactions with Affiliates:

The Fund has entered into an Administrative Services Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), a wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund pays a monthly fee at an


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      15

                                  BlackRock Global Financial Services Fund, Inc.

annual rate of .35% of the Fund's average daily net assets for the performance of administrative services (other than investment advice and related portfolio activities) necessary for the operation of the Fund.

The Fund also has entered into a Distribution Agreement and Distribution Plan with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee      Fee
--------------------------------------------------------------------------------
Class A ................................                .25%            --
Class B ................................                .25%           .75%
Class C ................................                .25%           .75%
Class R ................................                .25%           .25%
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the year ended September 30, 2006, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD                 MLPF&S
--------------------------------------------------------------------------------
Class A ................................          $  8,302              $107,673
Class I ................................          $  2,245              $ 43,287
--------------------------------------------------------------------------------

For the year ended September 30, 2006, MLPF&S received contingent deferred sales charges of $16,055 and $6,303 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $313 relating to transactions subject to front-end sales charge waivers in Class I Shares.

Financial Data Services, Inc. ("FDS"), an indirect, wholly owned subsidiary of ML & Co., is the Fund's transfer agent.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement, for the Trust, with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager will provide administrative services and the administrative fee is unchanged.

In connection with the closing, the Fund's Transfer Agent became PFPC, Inc., an affiliate of the Manager. In addition, BlackRock Distributors, Inc., an affiliate of BlackRock, Inc., became an additional distributor.

Prior to the closing, certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, FAMD, FDS, and/or ML & Co.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $(10,473,381) and 28,473,224 for the years ended September 30, 2006 and September 30, 2005, respectively.

Effective October 2, 2006, Class A, Class B, Class C and Class I Shares were redesignated Investor A, Investor B, Investor C and Institutional Shares, respectively. Class R Shares were not redesignated.

Transactions in capital shares for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2006                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         1,208,511       $ 19,950,103
Automatic conversion of shares ...........            76,691          1,265,767
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           104,496          1,645,815
                                                -------------------------------
Total issued .............................         1,389,698         22,861,685
Shares redeemed ..........................          (517,621)        (8,241,866)
                                                -------------------------------
Net increase .............................           872,077       $ 14,619,819
                                                ===============================


16    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

                                  BlackRock Global Financial Services Fund, Inc.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended September 30, 2005                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           131,919       $  1,942,018
Automatic conversion of shares ...........            58,153            857,339
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            74,811          1,036,129
                                                -------------------------------
Total issued .............................           264,883          3,835,486
Shares redeemed ..........................          (232,555)        (3,470,809)
                                                -------------------------------
Net increase .............................            32,328       $    364,677
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2006                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           270,523       $  4,392,282
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           197,570          3,072,220
                                                -------------------------------
Total issued .............................           468,093          7,464,502
                                                -------------------------------
Automatic conversion of shares ...........           (77,928)        (1,265,767)
Shares redeemed ..........................          (676,273)       (10,785,532)
                                                -------------------------------
Total redeemed ...........................          (754,201)       (12,051,299)
                                                -------------------------------
Net decrease .............................          (286,108)      $ (4,586,797)
                                                ===============================

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended September 30, 2005                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           211,442       $  3,035,848
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           284,042          3,888,536
                                                -------------------------------
Total issued .............................           495,484          6,924,384
                                                -------------------------------
Automatic conversion of shares ...........           (59,034)          (857,339)
Shares redeemed ..........................          (819,876)       (11,857,799)
                                                -------------------------------
Total redeemed ...........................          (878,910)       (12,715,138)
                                                -------------------------------
Net decrease .............................          (383,426)      $ (5,790,754)
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2006                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           731,517       $ 11,953,322
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           112,742          1,742,999
                                                -------------------------------
Total issued .............................           844,259         13,696,321
Shares redeemed ..........................          (423,568)        (6,645,669)
                                                -------------------------------
Net increase .............................           420,691       $  7,050,652
                                                ===============================

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended September 30, 2005                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           319,390       $  4,555,790
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           165,876          2,259,235
                                                -------------------------------
Total issued .............................           485,266          6,815,025
Shares redeemed ..........................          (696,042)        (9,772,104)
                                                -------------------------------
Net decrease .............................          (210,776)      $ (2,957,079)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2006                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           811,951       $ 13,597,704
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            89,283          1,413,354
                                                -------------------------------
Total issued .............................           901,234         15,011,058
Shares redeemed ..........................        (2,974,979)       (45,917,547)
                                                -------------------------------
Net decrease .............................        (2,073,745)      $(30,906,489)
                                                ===============================

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended September 30, 2005                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................         2,699,267       $ 39,820,643
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................           110,858          1,540,920
                                                -------------------------------
Total issued .............................         2,810,125         41,361,563
Shares redeemed ..........................          (397,809)        (5,846,493)
                                                -------------------------------
Net increase .............................         2,412,316       $ 35,515,070
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended September 30, 2006                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           333,121       $  5,348,447
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................            17,173            266,186
                                                -------------------------------
Total issued .............................           350,294          5,614,633
Shares redeemed ..........................          (142,390)        (2,265,199)
                                                -------------------------------
Net increase .............................           207,904       $  3,349,434
                                                ===============================

-------------------------------------------------------------------------------
Class R Shares for the Year                                            Dollar
Ended September 30, 2005                             Shares            Amount
-------------------------------------------------------------------------------
Shares sold ..............................           145,615       $  2,102,593
Shares issued to shareholders in
  reinvestment of dividends
  and distributions ......................             7,194             98,269
                                                -------------------------------
Total issued .............................           152,809          2,200,862
Shares redeemed ..........................           (58,584)          (859,552)
                                                -------------------------------
Net increase .............................            94,225       $  1,341,310
                                                ===============================

The Fund charges a 2% redemption fee on the proceeds (calculated at market value) of a redemption (either by sale or exchange) of Fund shares made within 30 days of purchase or exchange. The redemption fee is paid to the Fund and is intended to offset the trading costs, market impact and other costs associated with short-term trading into and out of the Fund.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      17

Notes to Financial Statements (concluded)
                                  BlackRock Global Financial Services Fund, Inc.

4. Distributions to Shareholders:

The tax character of distributions paid during the fiscal years ended September 30, 2006 and September 30, 2005 was as follows:

--------------------------------------------------------------------------------
                                                   9/30/2006          9/30/2005
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ........................        $ 5,652,659        $ 5,507,362
  Net long-term capital gains ............          8,221,423          4,600,090
                                                  ------------------------------
Total taxable distributions ..............        $13,874,082        $10,107,452
                                                  ==============================

As of September 30, 2006, the components of accumulated earnings on a tax basis were as follows:

-------------------------------------------------------------------------------
Undistributed ordinary income--net ........................         $ 1,965,269
Undistributed long-term capital gains--net ................             866,705
                                                                    -----------
Total undistributed earnings--net .........................           2,831,974
Capital loss carryforward .................................                  --
Unrealized gains--net .....................................          26,159,213*
                                                                    -----------
Total accumulated earnings--net ...........................         $28,991,187
                                                                    ===========

* The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains (losses) on certain forward foreign currency contracts.

Report of Independent Registered Public Accounting Firm
                                  BlackRock Global Financial Services Fund, Inc.

To the Shareholders and Board of Directors of BlackRock Global Financial Services Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of BlackRock Global Financial Services Fund, Inc. (the "Fund") (formerly the Merrill Lynch Global Financial Services Fund, Inc.) as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Global Financial Services Fund, Inc. as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2006


18    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Schedule of Investments
                          Global Financial Services Portfolio  (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held         Value
================================================================================
Europe
--------------------------------------------------------------------------------
Belgium--0.8%
            Commercial Banks--0.2%
            KBC Bancassurance Holding                    1,800     $    189,367
            --------------------------------------------------------------------
            Diversified Financial
            Services--0.6%
            Fortis                                      13,600          551,463
            --------------------------------------------------------------------
            Total Common Stocks in Belgium                              740,830
================================================================================
Denmark --0.9%
            Commercial Banks --0.9%
            Danske Bank A/S                             23,100          907,417
            --------------------------------------------------------------------
            Total Common Stocks in Denmark                              907,417
================================================================================
Germany--0.7%
            Insurance--0.7%
            Hannover Rueckversicherungs AG
            Registered Shares                           16,300          684,897
            --------------------------------------------------------------------
            Total Common Stocks in Germany                              684,897
================================================================================
Ireland--0.6%
            Commercial Banks--0.6%
            Allied Irish Banks Plc                      21,200          563,319
            --------------------------------------------------------------------
            Total Common Stocks in Ireland                              563,319
================================================================================
Netherlands--0.3%
            Diversified Financial
            Services--0.3%
            ING Groep NV CVA                             5,300          232,901
            --------------------------------------------------------------------
            Total Common Stocks
            in the Netherlands                                          232,901
================================================================================
Spain--0.0%
            Insurance--0.0%
            Corporacion Mapfre SA                        1,600           33,402
            --------------------------------------------------------------------
            Total Common Stocks in Spain                                 33,402
================================================================================
Switzerland--1.0%
            Capital Markets--1.0%
            UBS AG                                      16,700          996,180
            --------------------------------------------------------------------
            Total Common Stocks in Switzerland                          996,180
================================================================================
Turkey--0.4%
            Commercial Banks--0.4%
            Akbank T.A.S.                               81,987          420,101
            --------------------------------------------------------------------
            Total Common Stocks in Turkey                               420,101
================================================================================
United Kingdom--7.1%
            Commercial Banks--2.4%
            Barclays Plc                                   700            8,813
            HSBC Holdings Plc                           53,700          977,503
            Lloyds TSB Group Plc                       134,400        1,354,419
                                                                   -------------
                                                                      2,340,735
            --------------------------------------------------------------------
            Consumer Finance--1.6%
            Provident Financial Plc                    129,600        1,514,239
            --------------------------------------------------------------------
            Thrifts & Mortgage Finance--3.1%
            Kensington Group Plc                       105,600        1,633,264
            Northern Rock Plc                           63,300        1,381,048
                                                                   -------------
                                                                      3,014,312
            --------------------------------------------------------------------
            Total Common Stocks
            in the United Kingdom                                     6,869,286
            --------------------------------------------------------------------
            Total Common Stocks
            in Europe--11.8%                                         11,448,333
================================================================================

================================================================================
Middle East
--------------------------------------------------------------------------------
Egypt--0.3%
            Commercial Banks--0.3%
            Commercial International Bank               31,800          255,080
            --------------------------------------------------------------------
            Total Common Stocks
            in the Middle East--0.3%                                    255,080
================================================================================

================================================================================
North America
--------------------------------------------------------------------------------
Bermuda--4.0%
            Insurance--4.0%
            Everest Re Group Ltd.                        4,600          448,638
            RenaissanceRe Holdings Ltd.                 61,300        3,408,280
            --------------------------------------------------------------------
            Total Common Stocks in Bermuda                            3,856,918
================================================================================
Cayman Islands--4.2%
            Insurance--4.2%
            ACE Ltd.                                    73,600        4,028,128
            --------------------------------------------------------------------
            Total Common Stocks
            in the Cayman Islands                                     4,028,128
================================================================================
United States--44.2%
            Capital Markets--2.0%
            Affiliated Managers Group (a)(d)            19,300        1,932,123
            --------------------------------------------------------------------
            Commercial Banks--4.0%
            Wachovia Corp.                              69,956        3,903,545
            --------------------------------------------------------------------
            Consumer Finance--3.4%
            American Express Co.                        24,365        1,366,389
            Capital One Financial Corp.                 24,600        1,935,036
                                                                   -------------
                                                                      3,301,425
            --------------------------------------------------------------------
            Diversified Financial
            Services--16.6%
            Bank of America Corp.                      108,368        5,805,274
            Citigroup, Inc.                            106,319        5,280,865
            JPMorgan Chase & Co.                       104,275        4,896,754
                                                                   -------------
                                                                     15,982,893
            --------------------------------------------------------------------
            Insurance--10.7%
            The Allstate Corp.                          22,433        1,407,222
            American International Group, Inc.          72,232        4,786,092
            Brown & Brown, Inc.                            400           12,224
            Hartford Financial Services Group, Inc.     31,111        2,698,879
            Hilb Rogal & Hobbs Co.                       2,000           85,300
            Prudential Financial, Inc.                  17,724        1,351,455
                                                                   -------------
                                                                     10,341,172


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      19

                          Global Financial Services Portfolio  (in U.S. dollars)

                                                        Shares
            Industry       Common Stocks                  Held         Value
===============================================================================
North America (concluded)
-------------------------------------------------------------------------------
United States (concluded)
            Real Estate Investment Trusts
            (REITs)--7.5%
            American Home Mortgage
              Investment Corp. (d)                     102,500     $  3,574,175
            Equity Office Properties Trust               1,400           55,664
            New Century Financial Corp. (d)             40,500        1,592,055
            NovaStar Financial, Inc. (d)                11,800          344,442
            Saxon Capital, Inc.                        119,200        1,673,568
                                                                   ------------
                                                                      7,239,904
            -------------------------------------------------------------------
            Total Common Stocks
            in the United States                                     42,701,062
            -------------------------------------------------------------------
            Total Common Stocks
            in North America--52.4%                                  50,586,108
===============================================================================

===============================================================================
Pacific Basin/Asia
-------------------------------------------------------------------------------
China--0.6%
            Real Estate Management &
            Development--0.6%
            Beijing Capital Land Ltd.                1,504,300          583,013
            -------------------------------------------------------------------
            Total Common Stocks in China                                583,013
===============================================================================
Hong Kong--3.9%
            Real Estate Management &
            Development--3.9%
            China Resources Land Ltd.                1,532,000        1,032,179
            Hopson Development Holdings Ltd.           739,300        1,491,456
            Midland Holdings Ltd.                          600              283
            Shanghai Forte Land Co. Ltd.             3,503,500        1,222,948
            -------------------------------------------------------------------
            Total Common Stocks
            in Hong Kong                                              3,746,866
===============================================================================
Indonesia--0.7%
            Commercial Banks--0.7%
            Bank Central Asia Tbk PT                   746,900          390,655
            Bank Mandiri Persero Tbk PT              1,154,100          290,871
            -------------------------------------------------------------------
            Total Common Stocks in Indonesia                            681,526
===============================================================================
Japan--5.0%
            Capital Markets--1.7%
            Daiichi Commodities Co. Ltd.                57,000          397,332
            Daikoh Holdings, Inc.                       26,000           57,257
            Nomura Holdings, Inc.                       14,400          253,691
            Takagi Securities Co. Ltd.                  85,000          370,050
            Toyo Securities Co., Ltd.                  125,800          600,950
                                                                   ------------
                                                                      1,679,280
            -------------------------------------------------------------------
            Household Durables--1.4%
            The Japan General Estate Co. Ltd.           56,400        1,349,511
            -------------------------------------------------------------------
            Real Estate Management &
            Development--1.9%
            Sumitomo Real Estate Sales                  18,500        1,576,335
            Sunwood Corp.                                  100          216,830
                                                                   ------------
                                                                      1,793,165
            -------------------------------------------------------------------
            Total Common Stocks in Japan                              4,821,956
===============================================================================
South Korea--16.2%
            Commercial Banks--8.1%
            Daegu Bank                                 103,400        1,731,527
            Hana Financial Group, Inc.                  45,645        2,088,144
            Industrial Bank of Korea                   131,800        2,255,848
            Pusan Bank                                 139,400        1,723,170
                                                                   ------------
                                                                      7,798,689
            -------------------------------------------------------------------
            Insurance--8.1%
            Dongbu Insurance Co., Ltd.                 104,800        2,480,211
            Korean Reinsurance Co.                     215,021        2,657,946
            Meritz Fire & Marine Insurance Co. Ltd.    417,800        2,750,020
                                                                   ------------
                                                                      7,888,177
            -------------------------------------------------------------------
            Total Common Stocks
            in South Korea                                           15,686,866
            -------------------------------------------------------------------
            Total Common Stocks
            in the Pacific Basin/Asia--26.4%                         25,520,227
            -------------------------------------------------------------------
            Total Common Stocks
            (Cost--$62,802,859)--90.9%                               87,809,748
===============================================================================

                                                    Beneficial
                           Short-Term  Securities     Interest
===============================================================================
            BlackRock Liquidity Series, LLC
              Cash Sweep Series I, 5.18% (b)(e)     $1,768,561        1,768,561
            BlackRock Liquidity Series, LLC
              Money Market Series, 5.33% (b)(c)(e)   5,696,300        5,696,300
            -------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$7,464,861)--7.7%                                  7,464,861
===============================================================================


20    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Schedule of Investments (concluded)
                          Global Financial Services Portfolio  (in U.S. dollars)

                                                     Number of
            Call Options Purchased                   Contracts         Value
===============================================================================
United States--7.1%
            The Bear Stearns Cos., Inc., expiring
              January 2007 at USD 90                       218     $  1,109,620
            The Bear Stearns Cos., Inc., expiring
              January 2008 at USD 95                       134          686,080
            The Bear Stearns Cos., Inc., expiring
              January 2008 at USD 100                      235        1,106,850
            Goldman Sachs Group, Inc., expiring
              January 2007 at USD 115                      200        1,116,000
            Goldman Sachs Group, Inc., expiring
              January 2007 at USD 125                      188          891,120
            Goldman Sachs Group, Inc., expiring
              January 2007 at USD 140                      229          746,540
            Goldman Sachs Group, Inc., expiring
              January 2007 at USD 145                      280          817,600
            Goldman Sachs Group, Inc., expiring
              January 2007 at USD 150                      168          401,520
            -------------------------------------------------------------------
            Total Options Purchased
            (Premiums Paid--$5,113,401)--7.1%                         6,875,330
===============================================================================
            Total Investments
            (Cost--$75,381,121*)--105.7%                            102,149,939

            Liabilities in Excess of Other Assets--(5.7%)            (5,548,920)
                                                                   ------------
            Net Assets--100.0%                                     $ 96,601,019
                                                                   ============

* The cost and unrealized appreciation (depreciation) of investments as of September 30, 2006, as computed for federal income tax purposes, were as follows:

      Aggregate cost ...............................               $ 75,989,934
                                                                   ============
      Gross unrealized appreciation ................               $ 26,796,512
      Gross unrealized depreciation ................                   (636,507)
                                                                   ------------
      Net unrealized appreciation ..................               $ 26,160,005
                                                                   ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                     Net            Interest
      Affiliate                                   Activity           Income
      --------------------------------------------------------------------------
      BlackRock Liquidity Series, LLC
        Cash Sweep Series I                      $1,768,561        $   50,940
      BlackRock Liquidity Series, LLC
        Money Market Series                      $2,178,800        $   77,945
      --------------------------------------------------------------------------

(c)   Security was purchased with the cash proceeds from securities loans.
(d)   Security, or a portion of security, is on loan.
(e)   Represents the current yield as of September 30, 2006.
o For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for the purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.

      See Notes to Financial Statements.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      21

Statement of Assets and Liabilities          Global Financial Services Portfolio

As of September 30, 2006
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
              Investments in unaffiliated securities, at value (including securities
               loaned of $5,556,594) (identified cost--$62,802,859) ........................                          $  87,809,748
              Investments in affiliated securities, at value (identified cost--$7,464,861) .                              7,464,861
              Options purchased, at value (premiums paid--$5,113,401) ......................                              6,875,330
              Foreign cash (cost--$4,674) ..................................................                                  4,658
              Receivables:
                 Dividends .................................................................      $     266,792
                 Securities sold ...........................................................             75,735
                 Contributions .............................................................             64,858
                 Securities lending ........................................................              3,250             410,635
                                                                                                  -------------
              Prepaid expenses .............................................................                                  4,831
                                                                                                                      -------------
              Total assets .................................................................                            102,570,063
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
              Collateral on securities loaned, at value ....................................                              5,696,300
              Bank overdraft ...............................................................                                 45,066
              Payables:
                 Withdrawals ...............................................................            120,194
                 Investment adviser ........................................................             31,346
                 Other affiliates ..........................................................                696             152,236
                                                                                                  -------------
              Accrued expenses .............................................................                                 75,442
                                                                                                                      -------------
              Total liabilities ............................................................                              5,969,044
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
Net assets .................................................................................                          $  96,601,019
                                                                                                                      =============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
              Investor's capital ...........................................................                          $  69,832,943
              Unrealized appreciation--net .................................................                             26,768,076
                                                                                                                      -------------
              Net Assets ...................................................................                          $  96,601,019
                                                                                                                      =============

      See Notes to Financial Statements.


22    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Statement of Operations                      Global Financial Services Portfolio

For the Year Ended September 30, 2006
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
              Dividends (net of $137,554 foreign withholding tax) ..........................                          $   5,323,975
              Securities lending--net ......................................................                                 77,945
              Interest from affiliates .....................................................                                 50,940
                                                                                                                      -------------
              Total income .................................................................                              5,452,860
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
              Investment advisory fees .....................................................      $     509,207
              Custodian fees ...............................................................            127,337
              Accounting services ..........................................................            106,096
              Trustees' fees and expenses ..................................................             44,782
              Professional fees ............................................................             35,245
              Pricing fees .................................................................              5,082
              Printing and shareholder reports .............................................              4,334
              Other ........................................................................             10,195
                                                                                                  -------------
              Total expenses ...............................................................                                842,278
                                                                                                                      -------------
              Investment income--net .......................................................                              4,610,582
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss)--Net
-----------------------------------------------------------------------------------------------------------------------------------
              Realized gain (loss) on:
               Investments--net (including $27,504 from foreign capital gain tax) ..........          4,099,578
               Foreign currency transactions--net ..........................................           (121,518)          3,978,060
                                                                                                  -------------
              Change in unrealized appreciation/depreciation on:
               Investments--net (including $754 from deferred capital gain tax credit) .....          5,765,586
               Foreign currency transactions--net ..........................................              7,234           5,772,820
                                                                                                  ---------------------------------
              Total realized and unrealized gain--net ......................................                              9,750,880
                                                                                                                      -------------
              Net Increase in Net Assets Resulting from Operations .........................                          $  14,361,462
                                                                                                                      =============

      See Notes to Financial Statements.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      23

Statements of Changes in Net Assets          Global Financial Services Portfolio

                                                                                                         For the Year Ended
                                                                                                            September 30,
                                                                                                  ---------------------------------
Increase (Decrease) in Net Assets:                                                                     2006                2005
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
              Investment income--net .......................................................      $   4,610,582       $   2,809,491
              Realized gain--net ...........................................................          3,978,060           9,131,002
              Change in unrealized appreciation/depreciation--net ..........................          5,772,820           8,022,831
                                                                                                  ---------------------------------
              Net increase in net assets resulting from operations .........................         14,361,462          19,963,324
                                                                                                  ---------------------------------
===================================================================================================================================
Capital Transactions
-----------------------------------------------------------------------------------------------------------------------------------
              Proceeds from contributions ..................................................         55,241,858          51,456,892
              Fair value of withdrawals ....................................................        (80,955,336)        (34,228,936)
                                                                                                  ---------------------------------
              Net increase (decrease) in net assets derived from capital transactions ......        (25,713,478)         17,227,956
                                                                                                  ---------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
              Total increase (decrease) in net assets ......................................        (11,352,016)         37,191,280
              Beginning of year ............................................................        107,953,035          70,761,755
                                                                                                  ---------------------------------
              End of year ..................................................................      $  96,601,019       $ 107,953,035
                                                                                                  =================================

      See Notes to Financial Statements.

Financial Highlights                         Global Financial Services Portfolio

                                                                              For the Year Ended September 30,
The following ratios have been derived from                ---------------------------------------------------------------------
information provided in the financial statements.            2006           2005            2004           2003           2002
================================================================================================================================
Total Investment Return
--------------------------------------------------------------------------------------------------------------------------------
              Total investment return .................       16.07%         28.02%          25.86%         40.92%         (8.61%)
                                                           =====================================================================
================================================================================================================================
Ratios to Average Net Assets
--------------------------------------------------------------------------------------------------------------------------------
              Expenses ................................         .66%           .70%            .78%           .76%           .67%
                                                           =====================================================================
              Investment income--net ..................        3.62%          3.05%           2.23%          1.64%          1.26%
                                                           =====================================================================
================================================================================================================================
Supplemental Data
--------------------------------------------------------------------------------------------------------------------------------
              Net assets, end of year (in thousands) ..    $ 96,601       $107,953        $ 70,762       $ 70,172       $ 60,342
                                                           =====================================================================
              Portfolio turnover ......................       79.29%         80.05%         115.38%        205.93%        144.60%
                                                           =====================================================================

      See Notes to Financial Statements.


24    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Notes to Financial Statements                Global Financial Services Portfolio

1. Significant Accounting Policies:

Global Financial Services Portfolio (the "Portfolio") is part of Global Financial Services Master Trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue nontransferable interests in the Trust, subject to certain limitations. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. The actual results may differ from these estimates. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations. Valuation of other short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net assets of the Portfolio are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. As of October 2, 2006, foreign currency exchange rates will be determined at the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies, both to increase the return of the Portfolio, and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at specific future date and at a specific price or yield. Upon entering


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      25

Notes to Financial Statements (continued)    Global Financial Services Portfolio

      into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- The Portfolio is considered as a "pass-through" entity for federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of Subchapter M of the Internal Revenue Code.

(e) Recent accounting pronouncement -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48") entitled "Accounting for Uncertainty in Income Taxes--an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity including mutual funds before being measured and recognized in the financial statements. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006. The impact on the Portfolio's financial statements, if any, is currently being assessed.

(f) Security transactions and investment income -- Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(g) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will


26    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Notes to Financial Statements (continued)    Global Financial Services Portfolio

be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Bank overdraft -- The Portfolio recorded a bank overdraft, which resulted from management estimates of available cash.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Portfolio pays a monthly fee at an annual rate of .40% of the average daily value of the Trusts' net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by Merrill Lynch Investment Managers, L.P. ("MLIM"), an affiliate of FAM. For the year ended September 30, 2006, MLIM, LLC received $33,463 in securities lending agent fees.

In addition, MLPF&S received $7,373 in commissions on the execution of portfolio security transactions for the Portfolio for the year ended September 30, 2006.

For the year ended September 30, 2006, the Portfolio reimbursed FAM $2,970 for certain accounting services.

In February 2006, ML & Co. and BlackRock, Inc. entered into an agreement to contribute ML & Co.'s investment management business, including FAM, to the investment management business of BlackRock, Inc. The transaction closed on September 29, 2006.

On August 15, 2006, the shareholders of the investors of the Trust approved a new Investment Advisory Agreement with BlackRock Advisors, Inc. (the "Manager"), a wholly owned subsidiary of BlackRock, Inc. BlackRock Advisors, Inc. was reorganized into BlackRock Advisors, LLC. The new advisory agreement became effective on September 29, 2006 and the investment advisory fee is unchanged. In addition, the Manager has entered into sub-advisory agreements with BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, both affiliates of the Manager, under which the Manager pays each Sub-Adviser for services it provides a fee equal to 37% of the management fee paid to the Manager.

In connection with the closing, MLIM, LLC, the security lending agent, became BlackRock Investment Management, LLC.

Prior to the closing, certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM U.K., ML & Co., MLIM, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or trustees of the Trust are officers and/or directors of BlackRock, Inc. or its affiliates.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      27

Notes to Financial Statements (concluded)    Global Financial Services Portfolio

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2006 were $93,854,434 and $128,740,656, respectively.

4. Short-Term Borrowings:

The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each Portfolio's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement. The Portfolio did not borrow under the credit agreement during the year ended September 30, 2006.

5. Commitments:

At September 30, 2006, the Portfolio had entered into foreign exchange contracts under which it had agreed to sell various foreign currencies with an approximate value of $76,000.

Report of Independent Registered Public Accounting Firm
                                          Global Financial Services Master Trust

To the Investor and Board of Trustees of Global Financial Services Master Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Global Financial Services Portfolio of Global Financial Services Master Trust (the "Trust") as of September 30, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2006, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Financial Services Portfolio of Global Financial Services Master Trust as of September 30, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
November 21, 2006


28    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Disclosure of New Investment Advisory Agreement

New BlackRock Investment Advisory Agreement -- Matters Considered by the Boards

In connection with the combination of Merrill Lynch's investment advisory business, including Fund Asset Management, L.P. (the "Previous Investment Adviser"), with that of BlackRock, Inc. ("BlackRock") to create a new independent company ("New BlackRock") (the "Transaction"), the Board of Trustees of Global Financial Services Portfolio of Global Financial Services Master Trust (the "Trust") considered and approved a new investment advisory agreement (the "BlackRock Investment Advisory Agreement") between the Trust and BlackRock Advisors, LLC ("BlackRock Advisors"). Because BlackRock Global Financial Services Fund, Inc. is a feeder fund that invests all of its assets in the Trust, the Board of Directors of the Fund also considered the BlackRock Investment Advisory Agreement. Shareholders subsequently approved the BlackRock Investment Advisory Agreement, and it became effective on September 29, 2006, replacing the investment advisory agreement with the Previous Investment Adviser (the "Previous Investment Advisory Agreement").

Each Board discussed the BlackRock Investment Advisory Agreement at telephonic and in-person meetings held during April and May 2006. Each Board, including the independent directors/trustees, approved the BlackRock Investment Advisory Agreement at an in-person meeting held on May 12, 2006.

To assist each Board in its consideration of the BlackRock Investment Advisory Agreement, BlackRock provided materials and information about BlackRock, including its financial condition and asset management capabilities and organization, and Merrill Lynch provided materials and information about the Transaction. The independent directors/trustees, through their independent legal counsel, also requested and received additional information from Merrill Lynch and BlackRock in connection with their consideration of the BlackRock Investment Advisory Agreement. The additional information was provided in advance of the May 12, 2006 meetings. In addition, the independent directors/trustees consulted with their counsel and counsel for the Fund and the Trust on numerous occasions, discussing, among other things, the legal standards and certain other considerations relevant to each Board's deliberations.

At each Board meeting, the directors/trustees discussed with Merrill Lynch management and certain BlackRock representatives the Transaction, its strategic rationale and BlackRock's general plans and intentions regarding the Fund and the Trust. At these Board meetings, representatives of Merrill Lynch and BlackRock made presentations to and responded to questions from each Board. Each Board also inquired about the plans for and anticipated roles and responsibilities of certain employees and officers of the Previous Investment Adviser, and of its affiliates, to be transferred to BlackRock in connection with the Transaction. The independent directors/trustees also conferred separately and with their counsel about the Transaction and other matters related to the Transaction on a number of occasions, including in connection with the April and May 2006 meetings. After the presentations and after reviewing the written materials provided, the independent directors/trustees met in executive sessions with their counsel to consider the BlackRock Investment Advisory Agreement.

In connection with each Board's review of the BlackRock Investment Advisory Agreement, Merrill Lynch and/or BlackRock advised the Boards about a variety of matters. The advice included the following, among other matters:

o that there was not expected to be any diminution in the nature, quality and extent of services provided to the Fund and the Trust and their shareholders by BlackRock Advisors, including compliance services;

o that operation of New BlackRock as an independent investment management firm would enhance its ability to attract and retain talented professionals;

o that the Fund and the Trust were expected to benefit from having access to BlackRock's state of the art technology and risk management analytic tools, including investment tools, provided under the BlackRock Solutions(R) brand name;

o that BlackRock had no present intention to alter any applicable expense waivers or reimbursements that were currently in effect and, while it reserved the right to do so in the future, it would seek the approval of each Board before making any changes;


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      29

o that BlackRock and Merrill Lynch would enter into an agreement, for an initial three-year period and automatically renewable from year to year thereafter, in connection with the Transaction under which Merrill Lynch-affiliated broker-dealers would continue to offer the Fund as an investment product;

o that BlackRock Advisors would have substantially the same access to the Merrill Lynch sales force when distributing shares of the Fund as was currently being provided to the Previous Investment Adviser and that other arrangements between the Previous Investment Adviser and Merrill Lynch sales channels would be preserved;

o that the Fund would have access to BlackRock's network of third party brokers, retirement plan platforms and registered investment advisers;

o that in connection with the Transaction, Merrill Lynch and BlackRock had agreed to conduct, and use reasonable best efforts to cause their respective affiliates to conduct, their respective businesses in compliance with the conditions of Section 15(f) of the Investment Company Act of 1940 (the "1940 Act") in relation to any public funds advised by BlackRock or the Previous Investment Adviser (or affiliates), respectively; and

o that Merrill Lynch and BlackRock would derive benefits from the Transaction and that, as a result, they had a financial interest in the matters being considered that was different from that of Fund or Trust shareholders.

Each Board considered the information provided by Merrill Lynch and BlackRock above, and, among other factors, the following:

o the potential benefits to Fund and Trust shareholders from being part of a combined fund family with BlackRock-sponsored funds, including possible economies of scale and access to investment opportunities;

o the potential for expanding distribution of Fund shares through improved access to third party distribution;

o the reputation, financial strength and resources of BlackRock and its investment advisory subsidiaries and the anticipated financial strength and resources of New BlackRock;

o     the compliance policies and procedures of BlackRock Advisors;

o the terms and conditions of the BlackRock Investment Advisory Agreement, including the fact that the schedule of the Fund's/Trust's total advisory and administrative fees would not increase under the BlackRock Investment Advisory Agreement, but would remain the same;

o that in February 2006, each Board had performed a full annual review of each respective Previous Investment Advisory Agreement, as required by the 1940 Act, and had determined that the Previous Investment Adviser had the capabilities, resources and personnel necessary to provide the advisory and administrative services that were then being provided to the Fund/Trust; and that the advisory and/or management fees paid by the Fund/ Trust, taking into account any applicable agreed-upon fee waivers and breakpoints, had represented reasonable compensation to the Previous Investment Adviser in light of the services provided, the costs to the Previous Investment Adviser of providing those services, economies of scale, the fees and other expenses paid by similar funds (including information provided by Lipper Inc. ["Lipper"]), and such other matters as the directors/trustees had considered relevant in the exercise of their reasonable judgment; and

o that Merrill Lynch had agreed to pay all expenses of the Fund and Trust in connection with the Board's consideration of the BlackRock Investment Advisory Agreement and related Agreement and all costs of shareholder approval of the BlackRock Investment Advisory Agreement and as a result the Fund and the Trust would bear no costs in obtaining shareholder approval of the BlackRock Investment Advisory Agreement.

Certain of these considerations are discussed in more detail below.

In its review of the BlackRock Investment Advisory Agreement, each Board assessed the nature, quality and scope of the services to be provided to the Fund and the Trust by the personnel of BlackRock Advisors and its affiliates, including administrative services, shareholder services, oversight of fund accounting, marketing services and assistance in meeting legal and regulatory requirements. In its review of the BlackRock Investment Advisory Agreement, each Board also


30    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006
considered a range of information in connection with its oversight of the services to be provided by BlackRock Advisors and its affiliates. Among the matters considered were: (a) fees (in addition to management fees) to be paid to BlackRock Advisors and its affiliates by the Fund and the Trust; (b) Fund and Trust operating expenses paid to third parties; (c) the resources devoted to and compliance reports relating to the Fund's and the Trust's investment objective, policies and restrictions, and their compliance with their Code of Ethics and BlackRock Advisors' compliance policies and procedures; and (d) the nature, cost and character of non-investment management services to be provided by BlackRock Advisors and its affiliates.

In the period prior to the Board meetings to consider renewal of the Previous Investment Advisory Agreement, each Board had requested and received materials specifically relating to the Previous Investment Advisory Agreement. These materials included (a) information compiled by Lipper on the fees and expenses and the investment performance of the Fund as compared to a comparable group of funds as classified by Lipper; (b) a discussion by the Trust's portfolio management team on investment strategies used by the Trust during its most recent fiscal year; (c) information on the profitability to the Previous Investment Adviser of the Previous Investment Advisory Agreement and other payments received by the Previous Investment Adviser and its affiliates from the Fund and the Trust; and (d) information provided by the Previous Investment Adviser concerning services related to the valuation and pricing of the Trust's portfolio holdings, allocation of Trust brokerage fees, the Trust's portfolio turnover statistics, and direct and indirect benefits to the Previous Investment Adviser and its affiliates from their relationship with the Fund and the Trust.

In its deliberations, each Board considered information received in connection with its most recent approval of the continuance of the Previous Investment Advisory Agreement, in addition to information provided by BlackRock and BlackRock Advisors in connection with their evaluation of the terms and conditions of the BlackRock Investment Advisory Agreement. The directors/trustees did not identify any particular information that was all-important or controlling, and each director/trustee attributed different weights to the various factors. Each Board, including a majority of the Board's independent directors/trustees, concluded that the terms of the BlackRock Investment Advisory Agreement are appropriate, that the fees to be paid are reasonable in light of the services to be provided to the Fund/Trust, and that the BlackRock Investment Advisory Agreement should be approved and recommended to Fund/Trust shareholders.

Nature, Quality and Extent of Services Provided -- Each Board reviewed the nature, quality and extent of services provided by the Previous Investment Adviser, including the investment advisory services and the resulting performance of the Fund and the Trust, as well as the nature, quality and extent of services expected to be provided by BlackRock Advisors. Each Board focused primarily on the Previous Investment Adviser's investment advisory services and the investment performance of the Fund and the Trust, but also considered certain areas in which both the Previous Investment Adviser and the Fund/Trust received services as part of the Merrill Lynch complex. Each Board compared the Fund's performance -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance to performance over relatively long periods of time, typically three to five years.

In evaluating the nature, quality and extent of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, each Board considered, among other things, the expected impact of the Transaction on the operations, facilities, organization and personnel of New BlackRock and how it would affect the Fund and the Trust; the ability of BlackRock Advisors to perform its duties after the Transaction; and any anticipated changes to the investment and other practices of the Fund or the Trust.

Each Board was given information with respect to the potential benefits to the Fund and the Trust and their shareholders from having access to BlackRock's state of the art technology and risk management analytic tools, including the investment tools provided under the BlackRock Solutions brand name.

Each Board was advised that, as a result of Merrill Lynch's equity interest in BlackRock after the Transaction, the Fund and the Trust would continue to be subject to restrictions concerning certain transactions involving Merrill Lynch affiliates (for example, transactions with a Merrill Lynch broker-dealer acting as principal) absent revised or new regulatory relief. Each Board was advised that a revision of existing regulatory relief with respect to these restrictions was being sought from the Securities and Exchange Commission and


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      31
was advised of the possibility of receipt of such revised regulatory relief.

Based on their review of the materials provided and the assurances they had received from the management of Merrill Lynch and of BlackRock, the directors/trustees determined that the nature and quality of services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreement were expected to be as good as or better than that provided under the Previous Investment Advisory Agreement. The directors/trustees were advised that BlackRock Advisors did not plan to change the Fund's/Trust's portfolio management team upon the closing of the Transaction. It was noted, however, that other changes in personnel were expected to follow the Transaction and the combination of the operations of the Previous Investment Adviser and its affiliates with those of BlackRock. The directors/trustees noted that if portfolio managers or other personnel were to cease to be available prior to the closing of the Transaction, each Board would consider all available options, including seeking the investment advisory or other services of BlackRock affiliates. Accordingly, each Board concluded that, overall, the Board was satisfied at the present time with assurances from BlackRock and BlackRock Advisors as to the expected nature, quality and extent of the services to be provided to the Fund/Trust under the BlackRock Investment Advisory Agreement.

Costs of Services Provided and Profitability -- It was noted that, in conjunction with the recent review of the Previous Investment Advisory Agreement, each Board had received, among other things, a report from Lipper comparing the Fund's fees and expenses to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser or its affiliates to other registered investment company clients for investment management services. Each Board reviewed the Fund's/Trust's contractual management fee rate and actual management fee rate as a percentage of total assets at common asset levels -- the actual rate includes advisory and administrative service fees and the effects of any fee waivers -- compared to the other funds in the Fund's Lipper category. Each Board also compared the Fund's total expenses to those of other comparable funds. Each Board concluded that the Fund's/Trust's management fee and fee rate and overall expense ratio are reasonable compared to those of other comparable funds.

In evaluating the costs of the services to be provided by BlackRock Advisors under the BlackRock Investment Advisory Agreement, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction.

The Fund's Board noted that in addition to the BlackRock Investment Advisory Agreement, they were considering a new administration agreement with BlackRock Advisors as administrator to replace the Fund's administration agreement under which the Previous Investment Adviser was serving as administrator. Based on its review of the materials provided, and the fact that the BlackRock Investment Advisory Agreement and the new administration agreement are substantially similar to the corresponding previous agreement in all material respects, including the rate of compensation, each Board determined that the Transaction should not increase the total fees payable, including any fee waivers and expense reimbursements, for advisory and administrative services. Each Board noted that it was not possible to predict how the Transaction would affect BlackRock Advisor's profitability from its relationship with the Fund and the Trust.

Each Board discussed with BlackRock Advisors its general methodology to be used in determining New BlackRock's profitability with respect to its relationship with the Fund and the Trust. The directors/trustees noted that they expect to receive profitability information from BlackRock Advisors on at least an annual basis and thus be in a position to evaluate whether any adjustments in fees and/or fee breakpoints would be appropriate.

Fees and Economies of Scale -- Each Board considered the extent to which economies of scale might be realized as the assets of the Fund and the Trust increase and whether there should be changes in the management fee rate or structure in order to enable the Fund and the Trust to participate in these economies of scale. Each Board determined that changes were not currently necessary.

In reviewing the Transaction, each Board considered, among other things, whether advisory and administrative fees or other expenses would change as a result of the Transaction. Based on the fact that the BlackRock Investment Advisory Agreement was substantially similar to the Previous Investment Advisory Agreement in all material respects, including the rate of compensation, and the fact that the proposed


32    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006
new administration agreement with BlackRock Advisors was also substantially similar to the administration agreement then in effect, each Board determined that as a result of the Transaction, the Fund's/Trust's total advisory and administrative fees would be no higher than the fees under the corresponding Previous Investment Advisory Agreement and administration agreement. Each Board noted that in conjunction with the most recent deliberations concerning the Previous Investment Advisory Agreement, the directors/trustees had determined that the total fees for advisory and administrative services for the Fund and the Trust were reasonable in light of the services provided. It was noted that in conjunction with the recent review of the Previous Investment Advisory Agreement, the Boards had received, among other things, a report from Lipper comparing the fees, expenses and performance of the Fund/Trust to those of a peer group selected by Lipper, and information as to the fees charged by the Previous Investment Adviser to other registered investment company clients for investment management services. Each Board concluded that because the rates for advisory and administrative fees for the Fund/Trust would be no higher than the fee rates in effect at the time, the proposed management fee structure, including any fee waivers, was reasonable and that no additional changes were currently necessary.

Fall-Out Benefits -- In evaluating the fall-out benefits to be received by BlackRock Advisors under the BlackRock Investment Advisory Agreement, each Board considered whether BlackRock Advisors would experience such benefits to the same extent that the Previous Investment Adviser was experiencing such benefits under the Previous Investment Advisory Agreement. Based on their review of the materials provided, including materials received in connection with their most recent approval of the continuance of the Previous Investment Advisory Agreement, and their discussions with management of the Previous Investment Adviser and BlackRock, the directors/trustees determined that BlackRock Advisors' fall-out benefits could include increased ability for BlackRock to distribute shares of its funds and other investment products and to obtain research services using the Trust's portfolio transaction brokerage commissions. Each Board noted that fall-out benefits were difficult to quantify with certainty at this time, and indicated that the Board would continue to evaluate them going forward.

Investment Performance -- Each Board considered investment performance for the Fund and the Trust. Each Board compared the performance of the Fund and the Trust -- both including and excluding the effects of fees and expenses -- to the performance of a comparable group of mutual funds, and the performance of a relevant index or combination of indexes. The comparative information received from Lipper showed Fund performance at various levels within the range of performance of comparable funds over different time periods. While each Board reviews performance data at least quarterly, consistent with the Previous Investment Adviser's investment goals, the Board attaches more importance over relatively long periods of time, typically three to five years. Each Board believed the Fund's performance was satisfactory. Also, each Board took into account the investment performance of funds advised by BlackRock Advisors. Each Board considered comparative information from Lipper which showed that the performance of the funds advised by BlackRock Advisors was within the range of performance of comparable funds over different time periods. Each Board noted BlackRock's considerable investment management experience and capabilities, but was unable to predict what effect, if any, consummation of the Transaction would have on the future performance of the Fund.

Conclusion -- After the independent directors of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved the BlackRock Investment Advisory Agreement, concluding that the advisory fee rate was reasonable in relation to the services provided and that the BlackRock Investment Advisory Agreement was in the best interests of the shareholders. In approving the BlackRock Investment Advisory Agreement, each Board noted that it anticipated reviewing the continuance of the agreement in advance of the expiration of the initial two-year period.

New BlackRock Sub-Advisory Agreement -- Matters Considered by the Boards

At an in-person meeting held on August 14-16, 2006, each Board, including the independent directors/trustees, discussed and approved the sub-advisory agreements with respect to the Trust (the "BlackRock Sub-Advisory Agreements") between BlackRock Advisors and each of BlackRock Investment Management, LLC and BlackRock Asset Management U.K. Limited, each an affiliate of BlackRock Advisors (the "Sub-Advisers"). The BlackRock Sub-Advisory Agreements became effective on September 29, 2006, at the same time the BlackRock Investment Advisory Agreement became effective.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      33

Disclosure of New Investment Advisory Agreement (concluded)

Pursuant to the BlackRock Sub-Advisory Agreements, each Sub-Adviser receives a monthly fee from BlackRock Advisors equal to 37% of the advisory fee received by BlackRock Advisors from the Trust. BlackRock Advisors pays each Sub-Adviser out of its own resources, and there is no increase in Fund or Trust expenses as a result of the BlackRock Sub-Advisory Agreements.

In approving the BlackRock Sub-Advisory Agreements at the August in-person meeting, each Board reviewed its considerations in connection with its approval of the BlackRock Investment Advisory Agreement in May 2006. The Boards relied on the same information and considered the same factors as those discussed above in connection with the approval of the BlackRock Investment Advisory Agreement and came to the same conclusion. In reviewing the sub-advisory fee rate provided in the BlackRock Sub-Advisory Agreements, each Board noted the fact that BlackRock Advisors and the Sub-Advisers each have significant responsibilities under their respective advisory agreements. BlackRock Advisors remains responsible for oversight of the Fund's and the Trust's operations and administration, and the Sub-Advisers provide advisory services to the Fund/Trust and are responsible for the day-to-day management of the Fund's/Trust's portfolio under the BlackRock Sub-Advisory Agreements. The Boards also took into account the fact that there is no increase in total advisory fees paid by the Fund or the Trust as a result of the BlackRock Sub-Advisory Agreements. Under all of the circumstances, each Board concluded that it was a reasonable allocation of fees for each Sub-Adviser to receive 37% of the advisory fee paid by the Trust to BlackRock Advisors.

After the independent directors of the Fund and the independent trustees of the Trust deliberated in executive session, each entire Board, including the independent directors/trustees, approved each BlackRock Sub-Advisory Agreement, concluding that the sub-advisory fee was reasonable in relation to the services provided and that each BlackRock Sub-Advisory Agreement was in the best interests of Fund/Trust shareholders.


34    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Officers and Directors/Trustees

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Interested Director/Trustee
------------------------------------------------------------------------------------------------------------------------------------
Robert C.   P.O. Box 9011  President    2005 to  Vice Chairman and Director of BlackRock, and Global   129 Funds       None
Doll, Jr.*  Princeton, NJ  and          present  Chief Investment Officer for Equities, Chairman of    174 Portfolios
            08543-9011     Director              the BlackRock Private Client Operating Committee,
            Age: 52                              and member of the BlackRock Executive Committee
                                                 since 2006; President of the Funds advised by
                                                 Merrill Lynch Investment Managers ("MLIM") and its
                                                 affiliates ("MLIM/FAM-advised funds") from 2005
                                                 to 2006 and Chief Investment Officer thereof from
                                                 2001 to 2006; President of MLIM and Fund Asset
                                                 Management, L.P. ("FAM") from 2001 to 2006;
                                                 Co-Head (Americas Region) thereof from 2000 to
                                                 2001 and Senior Vice President from 1999 to 2001;
                                                 President and Director of Princeton Services, Inc.
                                                 ("Princeton Services") since 2001; President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc. in
                                                 1999 and Executive Vice President thereof from
                                                 1991 to 1999.
            ------------------------------------------------------------------------------------------------------------------------
            *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which
                  BlackRock acts as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company
                  Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                  President, Mr. Doll serves at the pleasure of the Board of Directors/Trustees.
====================================================================================================================================
Independent Directors/Trustees*
------------------------------------------------------------------------------------------------------------------------------------
Ronald W.   P.O. Box 9095  Director/    1999 to  Professor Emeritus of Finance, School of Business,    50 Funds        None
Forbes**    Princeton, NJ  Trustee      present  State University of New York at Albany since 2000     52 Portfolios
            08543-9095                           and Professor thereof from 1989 to 2000;
            Age: 66                              International Consultant, Urban Institute,
                                                 Washington, D.C. from 1995 to 1999.
------------------------------------------------------------------------------------------------------------------------------------
Cynthia A.  P.O. Box 9095  Director/    1999 to  Professor, Harvard Business School since 1989;        50 Funds        Newell Rub-
Montgomery  Princeton, NJ  Trustee      present  Associate Professor, J.L. Kellogg Graduate School     52 Portfolios   bermaid, Inc.
            08543-9095                           of Management, Northwestern University from                           (manufac-
            Age: 54                              1985 to 1989; Associate Professor, Graduate School                    turing)
                                                 of Business Administration, University of Michigan
                                                 from 1979 to 1985; Director, Harvard Business
                                                 School Publishing since 2005; Director, McLean
                                                 Hospital since 2005.
------------------------------------------------------------------------------------------------------------------------------------
Jean Margo  P.O. Box 9095  Director/    2004 to  Self-employed consultant since 2001; Counsel of       50 Funds        None
Reid        Princeton, NJ  Trustee      present  Alliance Capital Management (investment adviser)      52 Portfolios
            08543-9095                           in 2000; General Counsel, Director and Secretary of
            Age: 61                              Sanford C. Bernstein & Co., Inc. (investment adviser/
                                                 broker-dealer) from 1997 to 2000; Secretary, Sanford
                                                 C. Bernstein Fund, Inc. from 1994 to 2000; Director
                                                 and Secretary of SCB, Inc. since 1998; Director and
                                                 Secretary of SCB Partners, Inc. since 2000; and
                                                 Director of Covenant House from 2001 to 2004.
------------------------------------------------------------------------------------------------------------------------------------
Roscoe S.   P.O. Box 9095  Director/    2000 to  President, Middle East Institute, from 1995 to 2001;  50 Funds        None
Suddarth    Princeton, NJ  Trustee      present  Foreign Service Officer, United States Foreign        52 Portfolios
            08543-9095                           Service from 1961 to 1995 and Career Minister
            Age: 71                              from 1989 to 1995; Deputy Inspector General, U.S.
                                                 Department of State, from 1991 to 1994; U.S.
                                                 Ambassador to the Hashemite Kingdom of
                                                 Jordan from 1987 to 1990.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      35

Officers and Directors/Trustees (concluded)

                                                                                                       Number of
                                                                                                       Portfolios in   Other Public
                                                                                                       Fund Complex    Directorships
                           Position(s)  Length of                                                      Overseen by     Held by
                           Held with    Time                                                           Director/       Director/
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years           Trustee         Trustee
====================================================================================================================================
Independent Directors/Trustees* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Richard R.  P.O. Box 9095  Director/    1999 to  Professor of Finance from 1984 to 1995, Dean from     50 Funds        Bowne &
West        Princeton, NJ  Trustee      present  1984 to 1993 and since 1995 Dean Emeritus of          52 Portfolios   Co., Inc.
            08543-9095                           New York University's Leonard N. Stern School of                      (financial
            Age: 68                              Business Administration.                                              printers);
                                                                                                                       Vornado
                                                                                                                       Realty Trust
                                                                                                                       (real estate
                                                                                                                       company);
                                                                                                                       Alexander's,
                                                                                                                       Inc. (real
                                                                                                                       estate
                                                                                                                       company)
------------------------------------------------------------------------------------------------------------------------------------
Edward D.   P.O. Box 9095  Director/    2000 to  Self-employed financial consultant since 1994;        50 Funds        None
Zinbarg     Princeton, NJ  Trustee      present  Executive Vice President of the Prudential Insurance  52 Portfolios
            08543-9095                           Company of America from 1988 to 1994; Former
            Age: 71                              Director of Prudential Reinsurance Company and
                                                 former Trustee of the Prudential Foundation.
            ------------------------------------------------------------------------------------------------------------------------
            *     Directors/Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
            **    Chairman of the Board of Directors/Trustees and the Audit Committee.
------------------------------------------------------------------------------------------------------------------------------------

                           Position(s)  Length of
                           Held with    Time
Name        Address & Age  Fund/Trust   Served   Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund/Trust Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C.   P.O. Box 9011  Vice         1999 to  Managing Director of BlackRock since 2006; Managing Director of MLIM and FAM
Burke       Princeton, NJ  President    present  from 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
            08543-9011     and                   thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
            Age: 46        Treasurer
------------------------------------------------------------------------------------------------------------------------------------
Jeffrey     P.O. Box 9011  Fund Chief   2004 to  Managing Director of BlackRock and Fund Chief Compliance Officer since 2006;
Hiller      Princeton, NJ  Compliance   present  Chief Compliance Officer of the MLIM/FAM-advised funds and First Vice President and
            08543-9011     Officer               Chief Compliance Officer of MLIM (Americas Region) from 2004 to 2006; Chief
            Age: 55                              Compliance Officer of the IQ Funds since 2004; Global Director of Compliance at
                                                 Morgan Stanley Investment Management from 2002 to 2004; Managing Director and
                                                 Global Director of Compliance at Citigroup Asset Management from 2000 to 2002;
                                                 Chief Compliance Officer at Soros Fund Management in 2000; Chief Compliance Officer
                                                 at Prudential Financial from 1995 to 2000; Senior Counsel in the Securities and
                                                 Exchange Commission's Division of Enforcement in Washington, D.C. from 1990 to
                                                 1995.
------------------------------------------------------------------------------------------------------------------------------------
Alice A.    P.O. Box 9011  Secretary    2004 to  Director of BlackRock since 2006; Director (Legal Advisory) of MLIM from 2002 to
Pellegrino  Princeton, NJ               present  2006; Vice President of MLIM from 1999 to 2002; Attorney associated with MLIM from
            08543-9011                           1997 to 2006; Secretary of MLIM, FAM, FAMD and Princeton Services from 2004 to
            Age: 46                              2006.
            ------------------------------------------------------------------------------------------------------------------------
            *     Officers of the Fund/Trust serve at the pleasure of the Board of Directors/Trustees.
------------------------------------------------------------------------------------------------------------------------------------
            Further information about the Fund's Officers and Directors/Trustees is available in the Fund's Statement of Additional
            Information, which can be obtained without charge by calling 1-800-441-7762.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Pre Transaction
(Until September 29, 2006)
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

Post Transaction
(After September 29, 2006)
PFPC Inc.
Wilmington, DE 19809


36    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

Important Tax Information

The following information is provided with respect to the ordinary income distributions paid by BlackRock Global Financial Services Fund, Inc. to shareholders of record on December 15, 2005:

-------------------------------------------------------------------------------------------
Qualified Dividend Income for Individuals* ................................           32.92%**
Dividends Qualifying for the Dividends Received Deduction for Corporations*            7.40%**
Foreign Source Income .....................................................           19.71%**
Foreign Taxes Paid Per Share ..............................................      $  .021009
Short-Term Capital Gain Dividends for Non-U.S. Residents Per Share ........      $  .187495***
-------------------------------------------------------------------------------------------

* The Fund hereby designates the percentage indicated above or the maximum amount allowable by law.
** Expressed as a percentage of the cash distribution grossed-up for foreign taxes.
*** Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.

The foreign taxes paid represent taxes incurred by the Fund on income received by the Fund from foreign sources. Foreign taxes paid may be included in taxable income with an offsetting deduction from gross income or may be taken as a credit for taxes paid to foreign governments. You should consult your tax adviser regarding the appropriate treatment of foreign taxes paid.

Additionally, the Fund distributed long-term capital gains of $1.136862 per share to shareholders of record on December 15, 2006.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      37

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their nonpublic personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal nonpublic information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to nonaffiliated third parties any nonpublic personal information about its Clients, except as permitted by law or as is necessary to service Client accounts. These nonaffiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to nonpublic personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the nonpublic personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)    Access the BlackRock Web site at http://www.blackrock.com/edelivery
2)    Log into your account


38    BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006

A World-Class Mutual Fund Family

BlackRock now offers an expanded lineup of open-end mutual funds. Our range includes more than 85 funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Portfolios

BlackRock All-Cap Global Resources Portfolio
BlackRock Aurora Portfolio
BlackRock Asset Allocation Portfolio+
BlackRock Balanced Capital Fund+
BlackRock Basic Value Fund
BlackRock Developing Capital Markets Fund
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Twenty Fund
BlackRock Focus Value Fund
BlackRock Fundamental Growth Fund
BlackRock Global Allocation Fund+
BlackRock Global Dynamic Equity Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global Resources Portfolio*
BlackRock Global Science & Technology Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Global Technology Fund
BlackRock Global Value Fund
BlackRock Healthcare Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio*
BlackRock International Value Fund
BlackRock Investment Trust
BlackRock Large Cap Core Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Legacy Portfolio
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small Cap Value Equity Portfolio*
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund

Fixed Income Portfolios

BlackRock Bond Fund
BlackRock Enhanced Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Bond Portfolio
BlackRock Intermediate Bond Portfolio II
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Real Investment Fund
BlackRock Short-Term Bond Fund
BlackRock Total Return Portfolio
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Portfolios

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Insured Municipal Bond Fund
BlackRock Delaware Municipal Bond Portfolio
BlackRock Florida Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Money Market Portfolios

BlackRock Money Market Portfolio
BlackRock Municipal Money Market Portfolio@
BlackRock NC Municipal MM Portfolio@
BlackRock NJ Municipal MM Portfolio@
BlackRock OH Municipal MM Portfolio@
BlackRock PA Municipal MM Portfolio@
BlackRock Summit Cash Reserves Fund*
BlackRock U.S. Treasury MM Portfolio
BlackRock VA Municipal MM Portfolio@

* See the prospectus for information on specific limitations on investments in the fund.
+     Mixed asset fund.
@     Tax-exempt fund.

BlackRock mutual funds are distributed by BlackRock Distributors, Inc. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund's prospectus contains this and other information and is available at www.blackrock.com or by calling 800-882-0052 or from your financial advisor. The prospectus should be read carefully before investing.


      BLACKROCK GLOBAL FINANCIAL SERVICES FUND, INC.  SEPTEMBER 30, 2006      39

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Investment in foreign securities involves special risks including fluctuating foreign exchange rates, foreign government regulations, differing degrees of liquidity and the possibility of substantial volatility due to adverse political, economic or other developments.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Global Financial Services Fund, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                       BLACKROCK

                                                                    #MLGFSF-9/06

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Ronald W. Forbes, (2) Richard R. West, and (3) Edward D. Zinbarg.

Item 4 - Principal Accountant Fees and Services

         BlackRock Global Financial Services Fund, Inc.

         (a) Audit Fees -         Fiscal Year Ending September 30, 2006 - $6,600
                                  Fiscal Year Ending September 30, 2005 - $6,500

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2006 - $6,000
                                  Fiscal Year Ending September 30, 2005 - $6,200

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         Global Financial Services Master Trust

         (a) Audit Fees -        Fiscal Year Ending September 30, 2006 - $27,400
                                 Fiscal Year Ending September 30, 2005 - $27,000

         (b) Audit-Related Fees - Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (c) Tax Fees -           Fiscal Year Ending September 30, 2006 - $1,587
                                  Fiscal Year Ending September 30, 2005 - $1,600

         The nature of the services include tax compliance, tax advice and tax planning.

         (d) All Other Fees -     Fiscal Year Ending September 30, 2006 - $0
                                  Fiscal Year Ending September 30, 2005 - $0

         (e)(1) The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

         (e)(2) 0%

         (f) Not Applicable

         (g) Fiscal Year Ending September 30, 2006 - $3,050,250
             Fiscal Year Ending September 30, 2005 - $6,827,388

         (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

         Regulation S-X Rule 2-01(c)(7)(ii) - $1,739,500 , 0%

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - The registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations which include biographical information and sets forth the qualifications of the proposed nominee to the registrant's Secretary. There have been no material changes to these procedures.

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - See Item 2

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: November 17, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: November 17, 2006


By: /s/ Donald C. Burke
    ---------------------------------
    Donald C. Burke,
    Chief Financial Officer of
    BlackRock Global Financial Services Fund, Inc. and Global Financial Services Master Trust

Date: November 17, 2006